EXHIBIT 10.4




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                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of November __, 2018 between Esports Entertainment Group, Inc., a Nevada corporation ("Esports") and Esports Services Antigua Ltd., Vie Esports Services B.V., Esports Services (Malta) Limited and Esports Entertainment (Malta) Ltd., (collectively the "Subsidiary") (the Subsidiary, together with each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, which shall include all wholly-owned or majority-owned subsidiaries of Esports acquired after the date hereof for so long as this Agreement remains in effect, are hereinafter sometimes referred to individually as a "Debtor" and, collectively, as the "Debtors") and Cavalry Fund I LP, a Delaware limited partnership, in its capacity as Collateral Agent for the benefit of itself and each of the Purchasers (as hereinafter defined) (each, together with its respective successors and assigns, a "Secured Party," and collectively the "Secured Parties").

                             W I T N E S S E T H:

     WHEREAS, the Purchasers as from time to time parties to the Purchase Agreements (as hereafter defined) (each a "Purchaser", and together with their successors and assigns and each other purchaser of a Note (as defined below) and their respective successors and assigns, individually and collectively, the "Purchasers"), pursuant to which such Purchasers will purchase from Esports certain senior secured notes each made by Esports and dated as of the date hereof in an original aggregate principal amount of $_______ (all such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the "Notes");

     AND WHEREAS, the Notes are being acquired by Purchasers, and Purchasers have made certain financial accommodations to Esports pursuant to certain Purchase Agreements, dated as of the date hereof among Esports, and the Purchasers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreements"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Purchase Agreements;

     AND WHEREAS, each Debtor will derive substantial benefit and advantage from the financial accommodations to Esports set forth in the Purchase Agreements and the Notes, and it will be to each such Debtor's direct interest and economic benefit to assist Esports in procuring said financial accommodations from Purchasers;

     AND WHEREAS, to induce Purchasers to enter into the Purchase Agreements and purchase the Notes, (i) each Debtor (other than Esports) will guaranty the Obligations (as hereinafter defined) of Esports pursuant to the terms of one or more guaranties by each such Debtor in favor of Secured Party (on its behalf and on behalf of the Purchasers) (such guaranties, as amended, restated, modified or supplemented and in effect from time to time, individually and collectively, the "Subsidiary Guaranty") and (ii) each Debtor will pledge and grant a security

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interest in all of its right,  title and interest in and to the  Collateral  (as hereinafter defined) as security for its Obligations for the benefit of the Secured Party, Purchasers and their respective successors and assigns.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein. In addition, as used herein:

"Accounts" means any "account," as such term is defined in the UCC, and, in any event, shall include, without limitation, "supporting obligations" as defined in the UCC.

"Chattel Paper" means any "chattel paper," as such term is defined in the UCC.

"Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

"Commercial Tort Claims" means "commercial tort claims", as such term is defined in the UCC. "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

"Copyrights" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto (if any), and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

"Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of a Debtor.

"Documents" means any "documents," as such term is defined in the UCC, and shall include, without limitation, all documents of title (as defined in the UCC), bills of lading or other receipts evidencing or representing Inventory or Equipment.

"Equipment" means any "equipment," as such term is defined in the UCC and, in any event, shall include, Motor Vehicles.

"Event of Default" shall have the meaning set forth in the Notes.

"Excluded Assets" means each of the following: (1) any lease, license or other agreement or any property subject to a capital lease, purchase money security interest or similar arrangement, to the extent that a grant of a Lien thereon in favor of Secured Party would violate or invalidate such lease, license, agreement or capital lease, purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Debtors), so long as such provision exists and so long as such lease, license or agreement was not entered into in contemplation of

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circumventing the obligation to provide Collateral  hereunder or in violation of the Purchase Agreement, other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law including the bankruptcy code, or principles of equity.

"General Intangibles" means any "general intangibles," as such term is defined in the UCC, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

"Goods" means any "goods", as such term is defined in the UCC, including, without limitation, fixtures and embedded Software to the extent included in "goods" as defined in the UCC.

"Governmental Authority" means the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over any Debtor or any of its subsidiaries, or any of their respective properties, assets or undertakings.

"Instruments" means any "instrument," as such term is defined in the UCC, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the UCC), and Chattel Paper.

"Inventory" means any "inventory," as such term is defined in the UCC.

"Investment Property" means any "investment property", as such term is defined in the UCC.

"Obligations" means all obligations, liabilities and indebtedness of every nature of Debtors from time to time owed or owing under or in respect of this Agreement, the Notes, the Pledge Agreement, the Subsidiary Guaranty, and any of the other Security Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

"Lien" has the meaning set forth in the Purchase Agreement.

"Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

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"Patents"  means  any  patents  and  patent  applications,   including,  without
limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on
Schedule   IV  attached   hereto  (if  any),   and  the   reissues,   divisions,
continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

"Permitted Indebtedness" has the meaning set forth in the Notes.

"Permitted Lien" has the meaning set forth in the Notes.

"Proceeds" means "proceeds," as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

"Representative" means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

"Security Documents" means this Agreement, the Subsidiary Guaranty, the Pledge Agreement, and any other documents securing the Liens of the Secured Party hereunder.

"Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

"Trademarks" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto (if any) and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

"Transaction Documents" means the Purchase Agreements, the Notes, the Security Documents, the Warrants and any other related agreements.

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"UCC" shall mean the Uniform  Commercial  Code as in effect from time to time in the State of New York; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern.

     Section 2. Representations, Warranties and Covenants of Debtors. Each Debtor represents and warrants to, and covenants with, the Secured Party as follows:

     (a) Subject to the Permitted Liens, such Debtor has or will have rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Debtor acquiring the same) and no Lien other than Permitted Indebtedness exists or will exist upon such Collateral at any time.

     (b) Subject to the Permitted Liens, this Agreement is effective to create in favor of Secured Party a valid security interest in and Lien upon all of such Debtor's right, title and interest in and to the Collateral, and upon (i) the filing of appropriate UCC financing statements in the jurisdictions listed on
Schedule I attached hereto, (ii) creation of each Deposit Account, (iii) filings in the United States Patent and Trademark Office, or United States Copyright Office with respect to Collateral that constitutes Patents and Trademarks, or Copyrights, as the case may be, (iv) the filing of the Mortgages in the jurisdictions listed on Schedule I hereto, (v) the delivery to the Secured Party of the Pledged Collateral together with assignments in blank, (vi) the security interest created hereby being noted on each certificate of title evidencing the ownership of any Motor Vehicle in accordance with Section 4.1(d) hereof and (v) delivery to the Secured Party or its Representative of Instruments duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor with respect to Instruments not constituting Chattel Paper, such security interest will be a duly perfected first priority perfected security interest (subject to Permitted Indebtedness) in all of the Collateral.

     (c) All of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto. Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses such Debtor's name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of such Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Debtor's state of incorporation, formation or organization (or a statement that no such number has been issued), such Debtor's state or province, as applicable, of incorporation, formation or organization and the chief place of business, chief executive office and the office where such Debtor keeps its books and records and the states in which such Debtor conducts its business. Such Debtor has only one state or province, as applicable, of incorporation, formation or organization. Such Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto.

     (d) No Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks (if any) is valid and enforceable. Subject to the Permitted Lien, such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, as applicable, as

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being  owned  by such  Debtor,  free  and  clear of any  liens  (subject  to the
Permitted  Lien),   charges  and  encumbrances,   including  without  limitation
licenses, shop rights and covenants by such Debtor not to sue third persons. Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Such Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it.

     (e) Each Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV and/or V within five (5) Business Days of any change thereto.

     (f) All depositary and other accounts including, without limitation, Deposit Accounts, securities accounts, brokerage accounts and other similar accounts, maintained by each Debtor are described on Schedule VI hereto, which description includes for each such account the name of the Debtor maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. No Debtor shall open any new Deposit Accounts, securities accounts, brokerage accounts or other accounts unless such Debtor shall have given Secured Party ten (10) Business Days' prior written notice of its intention to open any such new accounts. Each Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change. Each Debtor hereby authorizes the financial institutions at which such Debtor maintains an account to provide Secured Party with such information with respect to such account as Secured Party from time to time reasonably may request, and each Debtor hereby consents to such information being provided to Secured Party. In addition, all of such Debtor's depositary, security, brokerage and other accounts including, without limitation, Deposit Accounts shall be subject to the provisions of
Section 2 hereof.

     (g) Such Debtor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto (if any).

     (h) Such Debtor does not have any interest in real property with respect to real property except as disclosed on Schedule VIII (if any). Each Debtor shall deliver to Secured Party a revised version of Schedule VIII showing any changes thereto within ten (10) Business Days of any such change. Except as otherwise agreed to by Secured Party, all such interests in real property with respect to such real property are subject to a mortgage and deed of trust (in form and substance satisfactory to Secured Party) in favor of Secured Party (hereinafter, a "Mortgage").

     (i) Each Debtor shall duly and properly record each interest in real property held by such Debtor, except with respect to easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that such Debtor, using prudent customs and practices in the industry in which it operates, does not believe are of material value or material to the

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operation of such Debtor's business or, with respect to state and federal rights of way, are not capable of being recorded as a matter of state and federal law.

     (j) All Equipment (including, without limitation, Motor Vehicles) owned by a Debtor and subject to a certificate of title or ownership statute is described on Schedule IX hereto.

     Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the obligations due the Secured Party under the Notes, each Debtor hereby pledges and grants to the Secured Party, for the benefit of itself and each Purchaser, a Lien on and security interest in and to all of such Debtor's right, title and interest in the following properties and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

     (a) all Instruments, together with all payments thereon or thereunder:

     (b) all Accounts;

     (c) all Inventory;

     (d) all General Intangibles (including payment intangibles (as defined in the UCC) and Software);

     (e) all Equipment;

     (f) all Documents;

     (g) all Contracts;

     (h) all Goods;

     (i) all Investment Property, including without limitation all equity interests now owned or hereafter acquired by such Debtor;

     (j) all Deposit Accounts, including, without limitation, the balance from time to time in all bank accounts maintained by such Debtor;

     (k) all Commercial Tort Claims specified on Schedule VII;

     (l) all Trademarks, Patents and Copyrights;

     (m) all books and records pertaining to the other Collateral; and

     (n) all other tangible and intangible property of such Debtor, including, without limitation, all interests in real property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits

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against any Person  relating  thereto),  other rights to payments not  otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor, or any computer bureau or service company from time to time acting for such Debtor.

     Notwithstanding anything to the contrary contained herein or in any Transaction Document, in no event shall the security interest granted herein or therein attach to any Excluded Assets.

     Section 4. Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Debtor hereby agrees with the Secured Party as follows (subject to the Permitted Liens):

     4.1 Delivery and Other Perfection; Maintenance, etc.

          (a) Delivery of Instruments, Documents, Etc. Each Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and certificated securities (accompanied by stock powers executed in blank, which stock powers may be filled in and completed at any time upon the occurrence of any Event of Default) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against a trust receipt or like document). If a Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, such Chattel Paper, negotiable Documents and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Cavalry Fund I LP, in its capacity as Collateral Agent for the benefit of Purchasers, as secured party."

          (b) Other Documents and Actions. Each Debtor shall give, execute, deliver, file and/or record any financing statement, registration, notice, instrument, document, agreement, Mortgage or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(h) of this Agreement) or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements (and other similar filings or registrations under other applicable laws and regulations pertaining to the creation, attachment, or perfection of security interests) and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain

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     any other  information  required  by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          (c) Books and Records. Each Debtor (or a Company on behalf of a Debtor) shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall deliver and turn over any such books and records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. Each Debtor shall permit any Representative of the Secured Party, to inspect such books and records at any time during reasonable business hours and will provide photocopies thereof at such Debtor's expense to the Secured Party upon request of the Secured Party.

          (d) Motor Vehicles. Each Debtor shall, promptly upon acquiring same, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles, having a value in excess of $50,000 individually or in the aggregate for all such items of Equipment of the Debtor, or otherwise comply with the certificate of title or ownership laws of the relevant jurisdiction issuing such certificate of title or ownership in order to properly evidence and perfect Secured Party's security interest in the assets represented by such certificate of title or ownership.

          (e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted, upon request of the Secured Party or its Representative, each Debtor shall promptly notify (and each Debtor hereby authorizes the Secured Party and its Representative so to notify) each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral.

          (f) Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively (if any), constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by such Debtor. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party prompt written notice thereof. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iii) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with such Debtor's obligations under this
     Section 4.1(f) shall be borne by such Debtor. Except for any such items that a Debtor reasonably believes (using prudent industry customs and practices) are no longer necessary for the on-going operations of its business, no Debtor shall abandon any material right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Copyright, Patent or Trademark without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

          (g) Further Identification of Collateral. Each Debtor will, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

          (h) Investment Property. Each Debtor will take any and all actions required or requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive control of any Investment Property owned by such Debtor in a manner acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party's control over such Investment Property. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

          (i) Commercial Tort Claims.  Each Debtor shall promptly notify Secured

     Party of any Commercial Tort Claim acquired by it that concerns a claim in excess of $50,000 and unless otherwise consented to by Secured Party, such Debtor shall enter into a supplement to this Agreement granting to Secured Party a Lien on and security interest in such Commercial Tort Claim.

     4.2 Other Liens. Other than Permitted Liens as defined in the Notes, Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Indebtedness, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

     4.3 Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representative deems necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance for the Collateral at any time when such Debtor has failed to do so, and Debtors shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

     4.4 Formation of Subsidiaries; Name Change; Location; Bailees.

          (a) No Debtor shall form or acquire any subsidiary unless (i) such Debtor pledges all of the stock or equity interests of such subsidiary to the Secured Party pursuant to an agreement in a form agreed to by the Secured Party, (ii) such subsidiary becomes a party to this Agreement and all other applicable Security Documents and (iii) the formation or acquisition of such Subsidiary is not prohibited by the terms of the Transaction Documents.

          (b) No Debtor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, or (ii) otherwise change its name, identity or corporate structure, in each case, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld. Each Debtor will notify Secured Party promptly in writing prior to any such change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

          (c) Except for the sale of Inventory in the ordinary course of business and other sales of assets expressly permitted by the terms of the Purchase Agreement, each Debtor will keep the Collateral at the locations specified in Schedule I. Each Debtor will give Secured Party thirty (30) day's prior written notice of any change in such Debtor's chief place of business or of any new location for any of the Collateral.

          (d) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, such Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions.

          (e) Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of

     Secured Party, subject to such Debtor's rights under Section 9-509(d)(2) to the UCC.

          (f) No Debtor shall enter into any Contract that restricts or prohibits the grant to Secured Party of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

          4.5 Reserved.

          4.6 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing subject to the Permitted
     Lien:

          (a) each Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to Secured Party or its Representative, as applicable, and such Debtor;

          (b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not said UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to: (i) exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right) and (ii) the appointment of a receiver or receivers for all or any part of the Collateral or business of a Debtor, whether such receivership be incident to a proposed sale or sales of such Collateral or otherwise and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Obligations secured by such Collateral. Each Debtor hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under this Agreement. Each Debtor hereby expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver;

          (d) the Secured Party or its Representative in its discretion may, in the name of the Secured Party or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (e) the Secured Party or its Representative may take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies which may be available to the Secured Party;

          (f) the Secured Party may, upon reasonable notice (such reasonable notice to be determined by Secured Party in its sole and absolute discretion, which shall not be less than ten (10) days), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtors, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

          (g) the rights, remedies and powers conferred by this Section 4.6 are in addition to, and not in substitution for, any other rights, remedies or powers that the Secured Party may have under any Transaction Document, at law, in equity or by or under the UCC or any other statute or agreement. The Secured Party may proceed by way of any action, suit or other proceeding at law or in equity and no right, remedy or power of the Secured Party will be exclusive of or dependent on any other. The Secured Party may exercise any of its rights, remedies or powers separately or in combination and at any time.

The proceeds of each collection,  sale or other  disposition  under this Section
4.6 shall be applied in accordance with Section 4.9 hereof.

     4.7 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Debtors shall remain jointly and severally liable for any deficiency.

     4.8 Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and each Debtor agrees that it is not commercially unreasonable for Secured Party to engage in any such private sales or dispositions under such circumstances. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtors would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and so long as Secured Party conducts such sale in a commercially reasonable manner each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

      Each Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor's expense. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtors, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

     4.9 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied to the Obligations on a pro-rata basis based on investments made under the Securities Purchase Agreement as detailed on Schedule 4.9.

     4.10 Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect or protect any security interest granted hereunder, to maintain the perfection or priority of any security interest granted hereunder, or to otherwise accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor (to the extent permitted by applicable law), to do the following:

     (a) to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement;

     (b) upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

     (c) to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

     (d) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

     (e) upon the occurrence and during the continuation of an Event of Default, to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

     (f) upon the occurrence and during the continuation of an Event of Default, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;


     (g) upon the occurrence and during the continuation of an Event of Default, to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

     (h) upon the occurrence and during the continuation of an Event of Default, to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

     (i) to the extent that a Debtor's authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without such Debtor's signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in such Debtor's name such financing statements and amendments thereto and continuation statements which may require such Debtor's signature;

     (j) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes; and

     (k) to do, at the Secured Party's option and at such Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect or preserve or, upon the occurrence and during the continuation of an Event of Default, realize upon the Collateral and the Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

     Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof provided the same is performed in a commercially reasonable manner. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full in cash and this Agreement is terminated in accordance with Section 4.12 hereof.

      Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Debtor shall:

     (a) file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or the Representative may request to perfect the security interests granted by Section 3 of this Agreement;

     (b) at Secured Party's request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee;

     (c) deliver to the Secured Party or its Representative the originals of all Motor Vehicle Titles, duly endorsed indicating the Secured Party's interest therein as a lienholder, together with such other documents as may be required consistent with Section 4.1(d) hereof to perfect the security interest granted by Section 3 in all such Motor Vehicles (if any).

     (d) If the Debtor has not done so, the Collateral Agent may do so at any later time at the sole cost of the Debtors.

     4.12 Termination; Partial Release of Collateral. This Agreement and the Liens and security interests granted hereunder shall not terminate until the full and complete performance and indefeasible satisfaction of all of the Obligations (including, without limitation, the indefeasible payment in full in cash of all such Obligations) (i) in respect of the Transaction Documents, and
(ii) with respect to which claims have been asserted by Collateral Agent and/or Purchasers, whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Debtors. The Secured Party shall also execute and deliver to Debtors upon such termination and at Debtors' expense such UCC termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be reasonably requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral. Notwithstanding anything to the contrary in this Agreement, upon full and complete satisfaction of the Notes Debtors obligations under this Agreement shall terminate and any Liens shall thereupon be void.

     4.13 Further Assurances. At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtors' best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtors or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle, and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

     4.14 Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's interest on behalf of itself and the Purchasers in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to Debtors for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

     Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 5. Miscellaneous.

     5.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     5.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     5.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement. Debtors and Collateral Agent may change their respective notice addresses by written notice given to each other party five (5) days prior to the effectiveness of such change.

     5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and each of the Purchasers. Any such amendment or waiver shall be binding upon the Secured Party and the Debtor sought to be charged or benefited thereby and their respective successors and assigns.

     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of each of the Secured Parties. Any Secured Party, including the Collateral Agent in its capacity as Collateral Agent, may assign its rights hereunder without the consent of Debtors, in which event such assignee shall be deemed to be Secured Party and/or Collateral Agent, as applicable, hereunder with respect to such assigned rights; provided, so long as no Event of Default has occurred and is continuing, no Secured Party shall assign any of its rights hereunder to a competitor of any Company.

     5.6 Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the

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

same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     5.8 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY, ANY PURCHASER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK COUNTY, NEW YORK (AND SECURED PARTY AND PURCHASERS HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT). EACH DEBTOR HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING BY REGISTERED OR CERTIFIED MAIL A COPY THEREOF TO SUCH DEBTOR AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF THIS AGREEMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT OF SECURED PARTY OR ANY PURCHASER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     5.9 WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH

RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS
SECTION 5.9 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     5.10 Joint and Several. The obligations, covenants and agreements of Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein without preferences or distinction among them.

     5.11 Collateral Agent and Purchaser Indemnification.

          (a) Each Purchaser has pursuant to the Securities Purchase Agreements designated and appointed the Collateral Agent as the administrative agent of such Purchaser under this Agreement and the related agreements.

          (b) Nothing in this Section 5.11 shall be deemed to limit or otherwise affect the rights of Secured Party or Purchasers to exercise any remedy provided in this Agreement or any other Transaction Document.

          (c) If pursuant to any related agreement Secured Party is given the discretion to allocate proceeds received by Secured Party pursuant to the exercise of remedies under the related agreements or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other collateral security provided for under any related agreement), Secured Party shall apply such proceeds to the then outstanding Obligations in the following order of priority (with amounts received being applied in the numerical order set forth below until exhausted prior to the application to the next succeeding category and each of the Purchasers or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third and fourth below):

               first,  to  payment  of  fees,  costs  and  expenses   (including
          reasonable attorney's fees) owing to the Secured Party;

               second, to payment of all accrued unpaid interest and fees (other than fees owing to Collateral Agent) on the Obligations;

               third, to payment of principal of the Obligations;

               fourth, to payment of any other amounts owing constituting Obligations; and

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

               fifth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto.

     5.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.13 ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN SECURED PARTY, THE DEBTORS, THEIR AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE SECURED PARTY NOR ANY DEBTOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS AGREEMENT, THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN. NO PROVISION OF THIS AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED OTHER THAN BY AN INSTRUMENT IN WRITING SIGNED BY THE DEBTORS AND THE SECURED PARTY.

     - Remainder of Page Intentionally Left Blank; Signature Page Follows -

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:


ESPORTS ENTERTAINMENT GROUP, INC., a Nevada corporation


By: ____________________________
    Name:  Grant Johnson
    Title:  Chief Executive Officer


ESPORTS SERVICES ANTIGUA, LTD., an Antigua corporation


   By:____________________________
   Name: Grant Johnson
   Title:   President and Chief Executive Officer


   VIE ESPORTS SERVICES B.V., a Curacao corporation


   By:____________________________
   Name: Grant Johnson
   Title:   President and Chief Executive Officer


   ESPORTS SERVICES (MALTA) LIMITED, a Malta corporation


   By:____________________________
   Name: Grant Johnson
   Title:   President and Chief Executive Officer


   ESPORTS ENTERTAINMENT (MALTA) LTD., a Malta corporation


   By:____________________________
   Name: Grant Johnson
   Title:   President and Chief Executive Officer

                              COLLATERAL AGENT:


                              CAVALRY FUND I LP, a Delaware limited partnership, in its capacity as Collateral Agent for Purchasers

                              By: Cavalry Fund I Management LLC
                              Its General Partner



                              By:
                                 ---------------------------------------
                                 Name: Thomas P. Walsh
                                 Title: Manager


                                 Notice Address:

                                Cavalry Fund I LP
                              61 Kinderkamack Road
                            Woodcliff Lake, NJ 07677

                                    EXHIBIT A
                                 Form of Joinder
                          Joinder to Security Agreement

     The  undersigned,  ______________________________,   hereby  joins  in  the
execution of that certain Security Agreement dated as of November ____, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by Esports Entertainment Group, Inc., a Nevada corporation and _____________, Inc., a _______ corporation, the Purchasers (as defined therein), and each other Person that becomes a Debtor or a Purchaser thereunder after the date thereof and hereof and pursuant to the terms thereof, to and in favor of Cavalry Fund I LP, a Delaware limited partnership, in its capacity as Collateral Agent for Purchasers. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement. The undersigned represents and warrants that the representations and warranties set forth in the Security Agreement are, with respect to the undersigned, true and correct as of the date hereof.

     The undersigned represents and warrants to Secured Party that:

     (a) all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I and such Debtor conducts business in the jurisdiction set forth on Schedule I;

     (b) except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

     (c) the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;

     (d) such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II;

     (e) all Copyrights, Patents and Trademarks owned or licensed by the undersigned are listed in Schedules III, IV and V, respectively;

     (f) all Deposit Accounts, securities accounts, brokerage accounts and other similar accounts maintained by such Debtor, and the financial institutions at which such accounts are maintained, are listed on Schedule VI;

     (g) all Commercial Tort Claims of such Debtor are listed on Schedule VII;

     (h) all interests in real property and mining rights held by such Debtor are listed on Schedule VIII;

     (i) all Equipment (including Motor Vehicles) owned by such debtor are listed on Schedule IX.



                                    ________________, a ________

                                    By:_________________________________


                                       Title:______________

                                       FEIN: ______________












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